SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549
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                  ------------------------
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                       FORM 8-K12G3
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                  ------------------------
<P>
                      CURRENT REPORT
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            PURSUANT TO SECTION 13 OR 15(D) OF
           THE SECURITIES EXCHANGE ACT OF 1934
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        Date of Report (Date of earliest event reported):
                       May 10, 2000
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                    EUROSOFT CORPORATION
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    (Exact Name of Registrant as Specified in Its Charter)
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Florida
(State or Other Jurisdiction of Incorporation)
0-29585                                       22-3538310
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(Commission File Number)   (IRS Employer Identification No.)
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703 LUCERNE AVENUE, SUITE 201, LAKE WORTH, FLORIDA 33460
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(Address of Principal Executive Offices)         (Zip Code)
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                      (561) 540-5886
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(Registrant's Telephone Number, Including Area Code)
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                       AMENITY ZONE
                   2958 BRAITHWOOD COURT
                   ATLANTA, GEORGIA 30345
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                (Former Name or Former Address,
                 if Changed Since Last Report)
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT
----------------------------------------
<P>
Pursuant to a Stock Acquisition and Reorganization Agreement (the "Acquisition Agreement") effective May 10, 2000, Eurosoft Corporation, a Florida corporation (the "Company"), acquired one hundred percent (100%) of all the outstanding shares of common stock ("Common Stock") of Amenity Zone, Inc., a Florida corporation ("Amenity"), from M.
Investments, Inc. and Donald Mintmire, together representing all of the shareholders of issued and outstanding common stock of Amenity, for 100,000 shares of $0.0001 par value common stock of the Company (the "Acquisition").
<P>
The Acquisition was approved by the unanimous consent of the Board of Directors of Amenity and the Company on May 10, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended ("IRC").
<P>
Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), the Company elected to become the successor issuer to Amenity for reporting purposes under the Securities Exchange Act of 1934 (the "Act") and elects to report under the Act effective May 10, 2000.
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As of the effective date of the Acquisition Agreement,
Amenity shall assume the name of the Company. The Company's officers and directors will become the officers and directors of Amenity. As of the Effective Date, Mr. Mintmire shall have resigned as an officer and director of Amenity.
<P>
No subsequent changes in the officers, directors and five percent shareholders of the Company are presently known. The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at April 24, 2000 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, excluding Cede &Company, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.
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
                 NAME OF                  SHARES OF
TITLE OF CLASS   BENEFICIAL OWNER         COMMON STOCK     PERCENT OF CLASS
-------------------------------------------------------------------------
Common           William H. Luckman (a)    3,600,000         15.68%
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                 David Yancy (b)           3,290,400         14.33%
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                 Brian Doherty(c)          3,000,000         13.06%
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                 Nigel Kaufman             1,075,000          4.68%
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                 Joerg Zimmerman           1,075,000          4.68%
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                 Kari Sarvanto (d)         1,000,000          4.35%
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                 Cede & Company(e)         2,717,450         11.83%
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DIRECTORS AND
OFFICERS AS A
GROUP                                      5,750,000         25.04%

<P>
(a) On October 16, 1997, Mr. Luckman was originally issued 1,000,000 shares of Common Stock in exchange for services valued at $100. Thereafter, on January 30, 1998, Mr. Luckman returned 900,000 shares of Common Stock to Treasury. In addition, on September 16, 1997, Sean P. O'Connor, the founder of the Company, was originally issued 1,000,000 shares of Common Stock in exchange for services valued at $100. On January 30, 1998, Mr. O'Connor resigned as President and Director of the Company and returned his 1,000,000 shares of Common Stock to the Company in consideration of an indemnification from the Company to Mr. O'Connor.
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(b)  Effective January 25, 1999, David Yancy was removed as our officer and director. Notwithstanding his removal, he retained his shares of our common stock.
<P>
(c) In May 2000, Mr. Doherty resigned as a director of the Company. He is not presently an officer or director of the Company. Therefore, his shares of our common stock are not included in the "DIRECTORS AND OFFICERS AS A GROUP." In May 2000, Mr. Doherty also terminated his employment with our Northern Ireland subsidiary, MTS. Mr. Doherty owns 2,040,000 of our Shares of Common Stock. His wife Elaine Doherty owns 960,000 of our Shares of Common Stock. Therefore, Mr. Doherty's beneficial ownership is 3,000,000 Shares. In addition, when we purchased MTS on December 3, 1998 (see "Item 10. Recent Sales of Unregistered Securities"), Mr. Doherty (51%), his wife, Elaine Doherty (24%) and Damian Kitson (25%) were the owners of all of the issued and outstanding shares of MTS. Mr. Kitson received 1,000,000 of our Shares of Common Stock. Immediately after the closing of such transaction, Mr. Kitson voluntarily left the employment of MTS and directly competed against MTS. We are presently deciding whether to contact our transfer agent and cancel Mr. Kitson's 1,000,000 shares and transfer
680,000 shares to Mr. Doherty and 320,000 shares to Mrs. Doherty (see "Item 8. Legal Proceedings"). If this occurs, the beneficial ownership of Mr. Doherty will change accordingly.
<P>
(d) Mr. Sarvanto is not our officer or director. Therefore, his shares of our common stock are not included in the "DIRECTORS AND OFFICERS AS A GROUP." However, he operates our Finnish subsidiary, Do it-Development International Oy and is being included in this list for information purposes.
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(e)     Cede & Company is a holding company for private
investors. Cede & Company does not hold any shares of the Company's Common Stock for the benefit of any of the Company's officers or directors.
<P>
The following is a biographical summary of the directors and officers of the Company:
<P>
NIGEL KAUFMAN, 42, has been the President and Director of Eurosoft and Technical Director of our German subsidiary, NewSoft GmbH since 1996. He is responsible for all of the technical activities of NewSoft. His experience is drawn from over 20 years in the computer business mainly at software companies and as a systems programmer. After leaving school in London, England, he worked for various companies such as Trafalgar House, Whitbread's, American International Underwriters and DuPont. He then moved to Germany in 1980 to work for W.R. Grace. This position brought him into direct contact with Computer Associates and was the VSE/VM (IBM Operations System) group leader responsible for support in the German speaking area for eight years. He then went to work for Legent where his function was the same as at Computer Associates.
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WILLIAM H. LUCKMAN, 27, has been the Senior Vice President,
Secretary and Director since 1997.  William H. Luckman has
an established business management and banking background.
He established his background in business as the owner and manager of a mortgage company, International Mortgage, in Chicago, Illinois from June, 1992 until December, 1993.
After selling his business, he worked for Lincoln Savings Bank, FSB, located in Jericho, New York as a marketing consultant and mortgage underwriter. He worked at Lincoln Savings Bank from January 1994 until April 1994. He then worked for American Home Mortgage of New York, one of the largest privately held mortgage banks in the United States. He was given the responsibility for out-of-region growth.
As the youngest Vice President in company history, he established satellite offices in New York, Florida and Illinois. He worked for American Home Mortgage from April 1994 until January 1997. Mr. Luckman was the President, Treasurer and Director of Premier Supplements Corp. from March 1997 until January 1998. Premier Supplements Corp.
was a publicly traded company on the OTC Electronic Bulletin Board traded under the symbol, PMSP. Mr. Luckman was the Treasurer and on the Board of Directors of Optical Systems Inc., which was a publicly traded company listed on the OTC Electronic Bulletin Board under the symbol OPSY, until his resignation in 1998
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BRIAN DOHERTY, 41 was a Director of Eurosoft from December
1998 through May 2000 and was the Managing Director of Millennium Three Solutions, our Northern Ireland subsidiary ("MTS"), from its inception until May 2000. Even though Mr. Doherty recently resigned as our director and Managing director of MTS, he is being included in this section for informational purposes only. Over the past 3 years, he has focused his attention on developing a network of channel partners throughout Europe. At MTS, he retains overall responsibility for motivation and achievement of sales targets, direct selling, new production identification and strategic marketing planning. Prior to working for MTS, Brian worked as a computer programmer of 3M in Dublin, Ireland and a Cobol programmer for Dublin Computers in South Africa.
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JORG ZIMMERMANN, 44, has been a Director of Eurosoft and
Operations Director of NewSoft GmbH, our German subsidiary since 1996 focusing on marketing, sales and administration. He started his career in the Information Technology business by attending a 1 year program at Unisys. His 18 years of experience in marketing and sales is derived from various sales and account manager positions at companies such as Computer Associates, VM Software (now Sterling), Pansophic and Legent where he worked for approximately 4 years.
Shortly thereafter he founded NewSoft assisted by Nigel Kaufman. He received a degree in Economics.
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KARI SARVANTO, 38, a Director of Do it-Development
International Oy, our Finnish subsidiary. Mr. Sarvanto has experience as an Officer in the Finnish Navy, as a business executive and as a management consultant. He has helped companies in several countries with top management and strategy issues. Industries he has worked with include pharmaceuticals, consumer marketing, information technology, finance and government. He was recently involved in a global product development and sales strategies development for Pfizer, Inc. Mr. Sarvanto has experience from real-time Information Technology based management systems from both military and civilian applications since 1986, and he has worked with business Executive Information Systems development both as a client and as a management consultant. Mr. Sarvanto is a graduate of the Finnish Naval Academy majoring in leadership and strategy and has studied at the University of Helsinki. His present rank in the Finnish Navy is as Lieutenant Commander. He has also studied both Law and Economics at the University of Turku in Finland. Mr.
Sarvanto is an authorized member of the LJK, the Association of Management Consultants, which is a member of FEACO. Mr. Sarvanto was elected to the LJK Board of Directors in 1998. He serves as Chairman for the French-Finnish Chamber of Commerce, and is a member of the Strategic Management Society.
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The Directors named above will serve until the next annual
meeting of the shareholders of the Company in the year 2001. Directors will be elected for one-year terms at each annual shareholder's meeting. Officers hold their positions at the appointment of the Board of Directors.
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------
<P>
Pursuant to the Acquisition Agreement, the Company acquired one hundred percent (100%) of the issued and outstanding shares of common stock (Common Stock) of Amenity from M. Investments, Inc. and Donald F. Mintmire, together representing all of the shares of issued and outstanding Common Stock of Amenity, for 100,000 shares of $0.0001 par value common stock of the Company. In evaluating the Acquisition, Amenity used criteria such as the value of the Company's business relationships, goodwill, the Company's ability to compete in the information technology arena, the Company's current and anticipated business operations, and the background of the Company's officers and directors in the area of information technology.  No material
relationship exists between the selling shareholders of Amenity or any of its affiliates, any director or officer, or any associate of any such director or officer of Amenity
and the Company.   The consideration exchanged pursuant to
the Acquisition Agreement was negotiated between Amenity and the Company in an arm's-length transaction. The consideration paid derived from the Company's cash on hand and treasury stock.
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Company.  Eurosoft Corporation is a publicly trading company listed on the NQB Pink Sheets under the symbol ERST. Headquartered in Lake Worth, Florida, the Company presently has 3 European subsidiaries which are all involved in the information technology area and 1 United States subsidiary
which is presently inactive.   The first European
subsidiary, NewSoft GmbH, is a German corporation that operates as a systems integrator, information technology consultant and a distributor of leading edge software products in the datacenter security area. The second European subsidiary, Millennium Three Solutions Limited is a Northern Ireland company. The Company presently is
deciding whether to liquidate the assets of such company. Millenium Three Solutions offers to its clients specialist Risk Assessment and information technology services. For the past 2 years, it has devoted a significant amount of
time assisting its clients in achieving Year 2000 data compliance. It is also developing a law office software product, distributes an information and document management software product and a mainframe security product. The third European subsidiary, Do it-Development International
Oy is an international consulting company that focuses on
the sustained development of the client organization. Its mission is to develop behavior and management together with the systems and methods, so that the work increases individual and organizational performance. The United
States subsidiary, Sicor, Inc. was organized as an information technology company. It presently is inactive.
<P>
As the Internet develops and moves away from the pioneer
age, the sweeping transition of the Internet from an information platform to a medium for e-commerce is well under way. Web sites are no longer perceived just for informational content or to simply establish Internet presence. In order to fully capitalize on the opportunity that the Internet represents, today's companies require implementation of a proven Internet promotional strategy to maintain traffic and develop sales. In order for companies to fully realize the potential of the Internet, companies must effectively market their web sites beyond standard prints and media advertising. Our subsidiaries intend to capitalize on the Internet growth.
<P>
FORMATION
<P>
We were formed in Florida on September 16, 1997 under the name Strategic Information Management Incorporated. On July 11, 1998, we filed an amendment to our incorporation document to change our name to EuroSoft Corporation.
<P>
SUBSIDIARIES
<P>
1.     NewSoft GmbH
<P>
Company Profile
<P>
NewSoft GmbH is a system integration and consulting organization as well as a distributor of leading edge software products in the datacenter security area. In 1999 we also were very successfully conducting projects to
analyze integrated electronically controlled systems - known as "Embedded Systems, Embedded Chips" - of major companies throughout Europe. During such projects we did not only create inventories of existing embedded systems, we also provided rectification and repair services to make devices Year 2000 compliant. NewSoft GmbH was founded in Germany and became a wholly owned subsidiary of EuroSoft Corporation (OTC BB: ERST), when Eurosoft acquired all of the issued and outstanding shares of NewSoft.
NewSoft GmbH's special quality lies in excellent contacts
and cooperation with software vendors, software service providers, consulting firms and system integrators throughout Germany, Europe, North America, South Africa and includes one of the top Indian offshore development companies. These contacts give us the ability of short reaction to customer demands, including but not limited to, short term recruiting of big project teams for software projects of every kind and complexity.
<P>
Newsoft generated substantial revenues in light of its operating cost in 1999. This was mainly due to work done on Y2K Embedded system projects at two major German Airports( Duesseldorf and Koeln/Bonn). In addition, other major clients included the Salzburg Airport in Austria, Eupec a Siemens now Infinion subsidiary and Hochtief, a major German building company. This revenue can not be expected to be repeated, at least not from the same project base.
Therefore, the Newsoft has embarked on a restructuring of
its business and is in the process of completing same.
<P>
Philosophy
<P>
The philosophy of NewSoft GmbH is distinctly customer oriented. Quick, competent and dependable support for all customers and prospects is our principle. As for the products and services we offer, we continuously observe the market place, with the view to offering only well chosen products of the highest quality to enhance the current range of services/products. We also attempt to concentrate on the system management sector and the services thereby involved.
<P>
Areas of Operation
<P>
NewSoft GmbH operates in Germany, Austria and the German speaking part of Switzerland. In conjunction with AVM SYSTEMS based in Italy, we are able to extend the products and services to cover Italy as well.
<P>
1.   BSAFE
<P>
In May 1999, a distribution agreement was entered into with Israeli based Bsafe Corporation for their security product. This product covers the platforms MVS/VSE and AS/400 lines. The territories included in this agreement are Germany, Austria and Switzerland, with options to extend to the
United Kingdom.
<P>
2. INVU
<P>
Through MTS, we have the ability to sell into the German market INVU's documentation management product. This is an exclusive agreement. The potential for this product in Germany is limitless, and will require a great deal of re-thinking on our behalf. This product is a vital part of our business as it provides us with a quick sale item.
<P>
3.  EUROPEINVESTORDIRECT.
<P>
Newsoft is currently in the process of building the German web site for EuropeInvestorDirect.com, Inc. and will on a daily basis be translating all the new articles written for them. This a a long term contract and will provide NewSoft with income on a monthly basis based on the amount of time spent on the project each month.
<P>
Future Business.
<P>
Newsoft has decided to focus its attention on E-Commerce which is an area that it receiving major press coverage and most companies are prepared to spend a lot of money on at
this time.   The Company has targeted the procurement sector
which allows the Company to have a limited number contacts
to be identified within the prospective customer base
and therefore makes it easier than in past projects to get
in touch with the person empowered to purchase this
solution. In light of new technology becoming available at this time, it is an excellent opportunity to commence the operations.
<P>
We are currently in contact with a supplier who offers a complete solution and in the near future anticipate being able to start work on a very ambitious marketing concept. Although there are a number of tools available, the Company will focus on one in particular at this time.
<P>
The Company is in the process of receiving new funding and intends to use this funding to cover the costs of setting up the necessary technical environment. Initially Newsoft will work solely in the German marketplace, but intends to expand the offering to its other subsidiaries and into the United States as soon as possible.
<P>
2.     DO IT   DEVELOPMENT INTERNATIONAL OY
<P>
DO IT   Development International Oy ("Do It") was
incorporated under the laws of Finland. DO IT's executive offices are located in Helsinki, Finland. DO IT is an international consulting company that focuses on the sustained development of the client organization. The mission is to develop behavior and management together with the systems and methods, so that the work increases individual and organizational performance.
<P>
BUSINESS
<P>
Particularly in the consulting business, the overhead increases much slower than the profit when business volume is increased. DO IT has passed the initial stage, proving it can produce value to the client, as most of the clients are very satisfied, even after some time. However, more volume and thus growth is required in order to make the company more profitable.
<P>
DO IT's business development strategy is to expand its existing operations through internal growth, through present and new businesses. This is the primary reason for searching international ownership and background. It may also consider the acquisition of other assets or businesses. During 1999
DO IT employed 3 full time employees. Growth and increased production of services requires more professional staff.
One of the employee's costs has been covered by a European Union sponsored project during 1998 and 1999.
<P>
For the year ended December 31, 1999, management consulting and human resources development operations provided the company's revenues. At the same time, the company was strongly investing in IT related products and management services. In April 1999 the company launched its own proprietary methodology for an inexpensive, yet fast and efficient Year 2000 analysis and preparation aimed for medium and large organizations. It was first sold and tested with United Arab Shipping Company (UASC), the largest in its business in the Middle East area (UASC is jointly owned by the six Persian Gulf states and headquartered in Kuwait). Other contracts were signed with Nokia and Helsinki City Metro System. The new business and established position will be used in order to create a stable client base in the
Middle East.
<P>
Examples of the services and products provided:
<P>
STRATEGIC MANAGEMENT CONSULTING
Vision Creation
Strategy Process
Values Management
Change Management
Strategy Implementation
Leadership Skills Development
<P>
MANAGEMENT PRODUCTIVITY INCREASE
Management Audits
Organization Development
Leadership Training
Executive Coaching
Management Teams
Team Building
Compass
<P>
CLIENT FOCUS DEVELOPMENT
Market Research
Audits & Surveys
Customer Service
Training
<P>
MARKETING MANAGEMENT DEVELOPMENT
Marketing Information System
Research Warehouse
Marketing Strategy
Product Management
Business to Business Marketing
Change Management
Corporate Communications
Advertising & Media
<P>
SALES DEVELOPMENT
Sales Management Development
Sales Force Training
Individual Coaching
Helping Clients Prosper
Key Account Management
Presentation Skills
<P>
SEARCH & SELECTION
Search
Selection
Simulator
Compass
Evaluation
Team Building
<P>
DO IT CLIENTS
The DO IT client base is very wide. There are major references from several industries: Pharmaceutical,
Shipping, Telecommunications, Finance, Insurance,
Information Technology, Consulting, Government Services and
Manufacturing.
<P>
LEGAL PROCEEDINGS
<P>
DO IT has a litigation pending against its former employee and his new employer for a breach of contract. Helsinki City District Court ruled partly in favor of DO IT in November 1998. Both parties have appealed to the Helsinki Court of Appeal.
<P>
3.     Millennium Three Solutions Limited
<P>
a.    Company Background
<P>
Millennium Three Solutions Limited ("MTS") was established
by Brian Doherty and Elaine Doherty. MTS is a specialist computer services and consulting company and has for the past two years devoted much time assisting organizations around the World to achieve Year 2000 date compliance by January 2000. MTS offers Specialist Consulting, Software Development and Information Technology ("IT") Services. MTS has devoted extensive time and effort over the past two years to establishing an Internet Web-site development and E-Commerce department, with considerable success. Many large public bodies are already established clients.
<P>
MTS is an accredited IBM and Compaq Business Partner and is able to supply a comprehensive range of Software tools, Managed Services and Software Development Services.
<P>
Products and Services
<P>
LAW PLUS is a powerful, easy to use, flexible legal case management software. It is a comprehensive case management tool which permits effortless collation of accurate client
information.   Accurate monitoring of deadlines and secure
conflict checking are among many powerful features it contains. Law Plus is Windows compatible and operates on a standalone or network environment. Law Plus integrates fully with Microsoft Office and Word Perfect.
<P>
PEOPLE PLUS is a complete Year 2000 compliant Human
Resources system. The formal Year 2000 project need not be a bottomless pit into which business casts large sums of money for no apparent return. MTS seeks to inform clients of the collateral benefits to be accrued from such an exercise. Organizations can use Year 2000 to improve business practices, which will in turn increase efficiency and competitiveness. An ideal example is the introduction of a computerized Human Resource Management solution, which would assist companies in the following ways:
<P>
     *  Improved recruitment methods.
     *  Better training procedures.
     *  Fast access to key employee information.
     *  Structured health and safety practices.
     *  FEC (Fair Employment Commission), Report Generation
<P>
People Plus assists in the management process by providing personnel professionals with information to nurture the total Human Resources strategy of their organization, offering Human Resource professionals a complete computerized personnel information system.
<P>
People Plus improves communications between departments and encourages effective human resource decision making. People Plus serves to significantly improve efficiency together with providing up to the minute information regarding all aspects of the workplace. This unique software solution may be purchased in individual modules or as a total integrated system. Based on Microsoft Windows Technology, the remarkably user friendly Windows environment provides the interface for People Plus.
<P>
System 400 is a System Administration/Clean Management tool-set combining a comprehensive systems administration and clean management tool set specifically tailored for the AS/400 platform. IT professionals gain valuable time saving features during general administration tasks and preparing for a Year 2000 or EMU project.
<P>
OCTDATE is a powerful software tool designed to give users the ability to deal with the Year 2000 problem. OCTDATE represents a cost effective IBM mid range conversion solution that takes the users through the automated stages of a Year 2000 project. Although designed to be flexible, OCTDATE has a robust, structural approach that allows project leaders to work according to their own parameters.
<P>
Check2000 PC/Server helps establish which PC's within organizations are running programs that are capable of generating non-compliant data. In addition to providing a comprehensive audit of software applications, Check 2000 performs a number of BIOS (basic input/output systems) checks.
<P>
Check 2000 Client Server version provides master workstations with a comprehensive report, listing the risks associated with impact of Year 2000 on PC's and application software. Check 2000 provides practical advice and guidance on how to best deal with these issues.
<P>
INVU is an information and document management software system. Invu quickly organizes and manages all forms of documents, faxes and e-mail from the desktop. Invu offers fast and simple retrieval, robust functionality, quick return on investment, ease of integration and can be customized to meet the needs of a client's business.
<P>
NETPLAN 2000 helps establish which PC's within organizations are running programs that are capable of generating non-compliant data. In addition to providing a comprehensive audit of software applications, NETPLAN 2000 performs a number of BIOS (basic input/output systems) checks. NETPLAN also provides master workstations with a comprehensive report, listing the risks associated with the impact of Year 2000 on PC's and application software. NETPLAN also provides practical advice on how to best deal with these issues.
<P>
ANALYSIS and CONSULTING SERVICES
MTS offers an analysis service for customers who have purchased the appropriate software licenses. An MTS consultant will conduct a systems analysis of each IS Environment and recommend the most appropriate way forward for the business.
<P>
TRAINING SERVICES
MTS offers a complete program of IT training services. Targeted at those organizations who have embarked upon significant change within their organizational structure.
The degree of MTS involvement in this instance can vary from training to hand holding or complete project management.
<P>
Rationale for Company Development Program
The rationale for the program is to develop all employees by using a more structured approach to training and development therefore ensuring that MTS is best equipped to compete in the highly competitive environment of information technology.
<P>
MTS recognizes that to fully take advantage of the market opportunities in the United Kingdom, Ireland and Mainland Europe, South Africa, Australia and the USA, additional human resources need to be recruited to provide innovative development /creative solutions. It is the intention of MTS to build a European sales channel and offer a dedicated technical support center based in Derry, Northern Ireland to service customers and resellers throughout Europe.
<P>
MTS considers that, in order to maximize market opportunities and grow its business in export markets, a more structured approach needs to be adopted to business planning, new business development and staff development and training. The firm has a committed management team with the vision and the enthusiasm to exploit opportunities and pursue a market led growth strategy.
<P>
To enable MTS to meet the needs of its potential customer base, it is essential that MTS develop its current employee base and expand its capacity. To do so will involve investment in equipment and the recruitment and structured training of new and existing staff.
<P>
Company Performance & Future Projections
MTS has shifted its focus from hardware to the products and services. This move, essentially into software, will result in increased turnover in the current year. Next year the company conservatively expects turnover to rise. However, these projections are all based on the company having a trained and dedicated workforce.
<P>
Current Training Practice
Training is an area of concern for management. Management is aware that improving the skills and knowledge of employees is essential if MTS is to satisfy demanding customers in rapidly changing markets. Management is aware that a structured approach to training and training evaluation will be an asset that will enhance the company's development in the future, producing clear business benefits, which in turn will create business success.
<P>
MTS Commitment
An MTS objective is to introduce a more structured approach to training and development for both management and employees that will result in a team of skilled and professional personnel who will have the ability to deliver a quality service.
<P>
MTS is committed to providing training, which will develop the skills of the workforce giving them a competitive edge, enabling the production of a quality product and resulting in the development of existing markets. Management realizes the importance of training and development and is also proposing to determine a management development program.
<P>
The introduction of training and development is linked closely to the company's business objectives and future development. MTS is determined to provide a more structured approach to training and aims to build on this in the future.
<P>
MANAGEMENT COMPENSATION. The following table sets forth the annualized base salary that indicates that the compensation for our executives, officers and directors has not exceeded $100,000 on an annualized basis. We reimburse our officers and directors for any reasonable out-of-pocket expenses incurred on our behalf.
<P>
                    SUMMARY COMPENSATION TABLE

                                            LONG-TERM COMPENSATION
                                            ----------------------
                     ANNUAL COMPENSATION   RESTRICTED     SECURITIES
NAME AND PRINCIPAL                         STOCK          UNDERLYING
POSITION             YEAR      SALARY ($)  AWARDS         OPTIONS
-------------------  ----      ----------  ------         -------
<P>
   None

<P>
RISK FACTORS
<P>
        LIMITED OPERATING HISTORY: Although the Company was founded in 1997, its business plan is presently being restructured and redeveloped. The Company's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in early stages of development. Such risks include, but are not limited to, an evolving and unproven business model and the management of growth. To address these risks, the Company must, among other things, maintain and significantly increase its customer base, implement and successfully execute its business and marketing strategy, respond to competitive developments, and attract, retain and motivate qualified personnel. There is no assurance that the Company's business strategy will be successful, or that additional capital will not be required to continue business operations.
<P>
As of May 10, 2000, the majority of the Company's working capital was comprised of funds received for work performed on Year 2000 remediation contracts which no longer exist. The Company is in the process of restructuring and therefore is essentially in the early stages of its development despite the amount of working capital. The Company has limited material tangible assets. To date, the Company has created little revenues outside of the Year 2000 remediation contracts and as a result of the significant expenditures that the Company plans to make in sales and marketing, research and development and general and administrative activities over the near term, the Company expects that it will continue to incur significant operating losses and negative cash flows from operations on both a quarterly and annual basis for the foreseeable future. For these and other reasons, there can be no assurance that the Company will ever achieve or be able to sustain profitability.
<P>
        DEPENDENCE ON KEY MANAGEMENT. The Company is highly dependent on the services of Nigel Kaufman, President of Eurosoft and Technical Director of German subsidiary, NewSoft GmbH, William H. Luckman, Senior Vice President and Secretary of Eurosoft, Joerg Zimmermann, Director of Eurosoft and Operations Director of the German subsidiary, NewSoft GmbH and Kari Sarvanto, Director of the Finnish subsidiary Do it-Development International Oy. The loss of their services could have a materially adverse impact on the Company. The Company does not currently maintain any key-man life insurance policy with respect to any of these key management personnel.
<P>
        POSSIBLE DIFFICULTY IN RAISING ADDITIONAL EQUITY CAPITAL. There is no assurance that the Company will be able to raise equity capital in an amount which is sufficient to continue operations. In the event the Company requires financing, the Company will seek such financing through bank borrowing, debt or equity financing, corporate partnerships or otherwise. There can be no assurance that such financing will be available to the Company on acceptable terms, if at all. The Company does not presently have a credit line available with any lending institution. Any additional equity financing may involve the sale of additional shares of the Company's Common Stock or Preferred Stock on terms that have not yet been established.
<P>
        RISKS OF RAPID GROWTH. The Company anticipates a period of rapid growth, which may place strains upon the Company's management and operational resources. The Company's ability to manage growth effectively will require the Company to integrate successfully its business and administrative operations into one dynamic management structure.
<P>
        POSSIBLE ISSUANCE OF ADDITIONAL SHARES. The Company has authorized 50,000,000 shares of Common Stock. The Company presently has outstanding 22,963,320 shares of Common Stock, the only class of stock of the Company for which shares have been previously issued. As of the Effective Date of the Acquisition Agreement, the Company will have authorized, but un-issued, 27,036,680 shares of Common Stock which are available for future issuance. The Company may issue shares of Common Stock beyond those already issued for cash, services, or as further employee incentives. To the extent that additional shares of Common Stock or Preferred Stock are issued, the percentage of the Company's issued and outstanding shares of stock shall be increased and the issuance may cause dilution in the book value per share.
<P>
        DIVIDENDS NOT LIKELY. No dividends on the Company's Common Stock have been declared or paid by the Company to date. The Company does not presently intend to pay dividends on shares for the foreseeable future, but intends to retain all earnings, if any, for use in the Company's business. There can be no assurance that dividends will ever be paid on the Common Stock of the Company.
<P>
        RISKS ASSOCIATED WITH NEW PRODUCTS AND NEW MARKETS. The business of information technology is characterized by rapid technological changes, changing customer requirements, frequent service and product enhancements and introductions, and emerging industry standards. The introduction of services or products embodying new technologies and the emergence of new industry standards can render existing services or products obsolete and unmarketable. The Company's future success will depend, in part, on its ability to develop and use new technologies, respond to technological advances, enhance its existing services and products and, develop new services and products on a timely and cost-effective basis. There can be no assurance that the Company will be successful in effectively developing or using new technologies, responding to technological advances or developing, introducing or marketing service and product enhancements or new services and products. In addition, the Company may enter into new markets in connection with enhancing its existing services and products and developing new services and products. There can be no assurance that the Company will be successful in pursuing new opportunities or will compete successfully in any new markets.
<P>
        SUBSTANTIAL COMPETITION. A number of the Company's competitors have significantly greater financial, technical, administrative, manufacturing, marketing and other resources than the Company. Some of our competitors also offer a wider range of services and products than us and have greater name recognition and more extensive customer bases than we do. These competitors may be able to respond more quickly to new or changing opportunities and technologies than we can. Moreover, current and potential competitors have established or may establish cooperative relationships among themselves or with third parties or may consolidate to enhance their services and products. We expect that new competitors or alliances among competitors will emerge and may acquire significant market share.
<P>
The Company must overcome significant barriers to enter into the business of information technology as a result of its limited operating history. Many of its competitors have substantially greater financial, technical, managerial and marketing resources, longer operating histories and greater name recognition. Such competitors may be able to devote more resources for information technology than our Company. There can be no assurance that the Company will be able to compete effectively with current or future competitors or that the competitive pressures faced by the Company will not have a material adverse effect on the Company's business, financial condition and operating results.
<P>
RISKS ASSOCIATED WITH STRATEGIC ACQUISITIONS AND RELATIONSHIPS. The Company has pursued and may in the future pursue strategic acquisitions of complimentary businesses and technologies. Acquisitions entail numerous risks, including difficulties in the assimilation of acquired operations and products, diversion of management's attention to other business concerns, amortization of acquired intangible assets, and potential loss of key employees of acquired companies. There can be no assurance that the Company will be able to integrate successfully any operations, personnel, services or products that might be acquired in the future or that any acquisition will enhance the Company's business, financial condition or operating results.
<P>
ITEM 3. BANKRUPTCY OR RECEIVERSHIP
-----------------------------------
<P>
No court or governmental agency has assumed jurisdiction over any substantial part of the Company's business or assets.
<P>
ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------------------------------------------------------
<P>
Eurosoft retains its certifying accountants.
<P>
ITEM 5. OTHER EVENTS
---------------------
<P>
SUCCESSOR ISSUER ELECTION. Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company elected to become the successor issuer to Amenity Zone, Inc. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective May 10, 2000.
<P>
Amenity hereby adopts December 31 as its fiscal year end to coincide with the fiscal year end of Eurosoft.
<P>
ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------
<P>
No directors have resigned due to a disagreement with the Company since the date of the last annual meeting of shareholders. Brian Doherty resigned as a director of the Company in May 2000.
<P>
ITEM 7. FINANCIAL STATEMENTS
-----------------------------
<P>
The audited consolidated financial statements for the years ending December 31, 1999 and 1998 and reviewed consolidated financial statements for the quarter ending March 31, 2000 are filed herewith.
<P>
ITEM 8. CHANGE IN FISCAL YEAR
------------------------------
<P>
There has been no change in the Company's fiscal year.
<P>
         INDEX TO PROFORMA FINANCIAL STATEMENTS
<P>

Proforma Consolidated Balance Sheet                           F-2
<P>
Proforma Consolidated Statements of Operations                F-3
<P>
Notes to Proforma Consolidated  Financial Statement           F-4

<P>
                 Eurosoft Corporation
           Proforma Consolidated Balance Sheet
                      (Unaudited)
                   March 31, 2000

                                     Eurosoft
                                     Corporation      Amenity
                                                      Zone,      Proforma
                                                      Inc.       Adjustments    Proforma
                                     ----------------------------------------------------
ASSETS
CURRENT ASSETS
   Cash                                $47,887          $585                    $48,472
   Accounts receivable -
    net of allowance                   206,888             0                    206,888
   Accounts receivable -
    related parties                     11,991             0                     11,991
   Accounts receivable -
    projects in process                105,279             0                    105,279
   VAT receivable                        6,886             0                      6,886
   Government grants receivable         60,457             0                     60,457
   Prepaid expenses and other
    current assets                       4,057             0                      4,057
                                     -----------------------------------------------------
          Total current assets         443,445           585                    444,030
<P>
PROPERTY AND EQUIPMENT
   Automobiles                         111,434             0                    111,434
   Computer equipment                  110,882             0                    110,882
   Office furniture and equipment       62,288             0                     62,288
                                     -----------------------------------------------------
   Total property and equipment        284,604             0                    284,604
   Less: Accumulated depreciation      (90,537)            0                    (90,537)
                                     -----------------------------------------------------
      Total property and equipment     194,067             0                    194,067
                                     -----------------------------------------------------
OTHER ASSETS
   Investment in subsidiary             35,000             0    a)  (35,000)          0
   Goodwill                                  0             0    a)   34,415      34,415
   Deposits                              1,132             0                      1,132
                                     -----------------------------------------------------
          Total other assets            36,132             0                     35,547
                                     -----------------------------------------------------
Total Assets                          $673,644          $585                   $673,644
                                     =====================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                   $177,221            $0                   $177,221
   Accounts payable - related party         57             0                         57
   Accrued salaries and payroll taxes  182,858             0                    182,858
   Current portion of long-term debt    61,137             0                     61,137
   Accrued expenses                      3,034             0                      3,034
                                     -----------------------------------------------------
          Total current liabilities    424,307             0                    424,307
                                     -----------------------------------------------------
LONG-TERM DEBT                           7,082             0                      7,082
                                     -----------------------------------------------------
Total Liabilities                      431,389             0                    431,389
                                     -----------------------------------------------------
STOCKHOLDERS' EQUITY
   Preferred stock, $0.0001and no
    par value, respectively,
    10,000,000 shares authorized;
    0 shares outstanding                     0             0                          0
   Common stock, $0.0001 par value,
    50,000,000 shares
    authorized; 23,063,320 and
    5,500,000 shares outstanding,
    respectively                         2,306           550     a)   (550)       2,306
   Additional paid-in capital       12,713,992         3,050     a) (3,050)  12,713,992
   Accumulated comprehensive
    income (loss)                     (110,577)            0                   (110,577)
   Accumulated deficit             (12,363,466)       (3,015)    a)  3,015  (12,363,466)
                                  --------------------------------------------------------
        Total stockholders' equity     242,255           585                    242,255
<P>
Total Liabilities and
 Stockholders' Equity                 $673,644          $585                    $673,644
                                  ========================================================

<P>
               Eurosoft Corporation
     Proforma Consolidated Statements of Operations
            and Comprehensive Income (Loss)
                   (Unaudited)
                  March 31, 2000

                                     Eurosoft
                                     Corporation      Amenity
                                                      Zone,      Proforma
                                                      Inc.       Adjustments    Proforma
                                     ----------------------------------------------------
REVENUES
   Software consulting, training,
    Y2K repair                          $36,420             $0                   $36,420
   Software resales, PC hardware
    sales                               107,053              0                   107,053
                                     ----------------------------------------------------
          Total revenues                143,473              0                   143,473
<P>
COST OF SALES
   Cost of sales                         91,975              0                    91,975
          Gross margin                   51,498              0                    51,498
                                     ----------------------------------------------------
OPERATING EXPENSES
   Compensation:
       Officers                          62,585              0                    62,585
       Others                             9,060              0                     9,060
       Consultants and others            22,875          3,000      a)(3,000)     22,875
   Advertising and marketing              4,285              0                     4,285
   General and administrative            59,428             15      a)   (15)     59,428
   Bad debt provision                         0              0                         0
   Depreciation                           8,134              0                     8,134
                                      ----------------------------------------------------
          Total operating expenses      166,367          3,015                   166,367
                                      ----------------------------------------------------
Operating loss                         (114,869)        (3,015)                 (114,869)
                                      ----------------------------------------------------
OTHER INCOME (EXPENSE)
   Gain (loss) on sale of equipment           0              0                         0
   Interest income                          214              0                       214
   Foreign currency transaction gain (loss) (37)             0                       (37)
   Interest expense                      (2,950)             0                    (2,950)
                                      ----------------------------------------------------
          Total other income (expense)   (2,773)             0                    (2,773)
                                      ----------------------------------------------------
Net loss                              $(117,642       )$(3,015)                $(117,642)
<P>
Other comprehensive income (loss):
<P>
   Foreign currency translation
    gain (loss)                          (7,235)             0                    (7,235)
                                      ----------------------------------------------------
Net comprehensive loss                $(124,877)       $(3,015)                $(124,877)
                                      ====================================================
Net loss per common share$                (0.01)$      (0.0005)                 $  (0.01)
                                      ====================================================
Weighted average number of common
 shares outstanding                  23,063,320              0                 23,063,320
                                     =====================================================

<P>
              Eurosoft Corporation
   Notes to Proforma Consolidated Financial Statements
                   (Unaudited)
<P>
(1) Proforma Changes On May 10, 2000, the Company entered into a Share Exchange Agreement with Amenity Zone, Inc., a Florida corporation. The business combination was closed on May 10, 2000 and is accounted for as a purchase. The Company issued 100,000 shares of common stock of the Company, with a fair market value on May 10, 2000 of $35,000, or $0.35 per share. The Company has recognized $34,415 in goodwill, which represents the premium paid in excess of the fair market value of the net assets of Amenity Zone. The Company expects to amortize this goodwill over a maximum of five years.
<P>
(2) Proforma Adjustments
<P>
     a) Eliminate investment in subsidiary and subsidiary equity and establish goodwill
<P>
          INDEX TO PROFORMA FINANCIAL STATEMENTS
<P>

Proforma Consolidated Balance Sheet                   F-2
<P>
Proforma Consolidated Statements of Operations        F-3
<P>
Notes to Proforma Consolidated  Financial Statement   F-4

<P>
                  Eurosoft Corporation
           Proforma Consolidated Balance Sheet
                      (Unaudited)
               For the Year Ended December 31, 1999

                                     Eurosoft
                                     Corporation      Amenity
                                                      Zone,      Proforma
                                                      Inc.       Adjustments    Proforma
                                     ----------------------------------------------------
ASSETS
CURRENT ASSETS
   Cash                                $66,035        $1,100                    $67,135
   Accounts receivable -
    net of allowance                   192,699             0                    192,699
   Accounts receivable -
    related parties                     20,532             0                     20,532
   Accounts receivable -
    projects in process                170,415             0                    170,415
   VAT receivable                       16,728             0                     16,728
   Government grants receivable         60,437             0                     60,437
   Prepaid expenses and other
    current assets                       7,369             0                      7,369
                                     -----------------------------------------------------
          Total current assets         534,215         1,100                    535,315
                                     -----------------------------------------------------
PROPERTY AND EQUIPMENT
   Automobiles                         113,202             0                    113,202
   Computer equipment                  113,259             0                    113,259
   Office furniture and equipment       63,407             0                     63,407
                                     -----------------------------------------------------
   Total property and equipment        289,868             0                    289,868
   Less: Accumulated depreciation      (84,341)            0                    (84,341)
                                     -----------------------------------------------------
      Total property and equipment     205,527             0                    205,527
                                     -----------------------------------------------------
OTHER ASSETS
   Investment in subsidiary             35,000             0    a)  (35,000)          0
   Goodwill                                  0             0    a)   34,400      34,400
   Deposits                              1,173             0                      1,173
                                     -----------------------------------------------------
          Total other assets            36,173             0                     35,573
                                     -----------------------------------------------------
Total Assets                          $775,915        $1,100                   $776,415
                                     =====================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                   $174,567            $0                   $174,415
   Accounts payable - related party        568             0                        568
   Accrued salaries and payroll taxes  144,037             0                    144,037
   Current portion of long-term debt    44,566             0                     44,566
   Accrued expenses                     11,543             0                     12,043
                                     -----------------------------------------------------
          Total current liabilities    375,281             0                    375,781
                                     -----------------------------------------------------
LONG-TERM DEBT                          33,502             0                     33,502
                                     -----------------------------------------------------
Total Liabilities                      408,783             0                    409,283
                                     -----------------------------------------------------
STOCKHOLDERS' EQUITY
   Preferred stock, $0.0001and no
    par value, respectively,
    10,000,000 shares authorized;
    0 shares outstanding                     0             0                          0
   Common stock, $0.0001 par value,
    50,000,000 shares
    authorized; 23,063,320 and
    5,500,000 shares outstanding,
    respectively                         2,306           550     a)   (550)       2,306
   Additional paid-in capital       12,713,992         3,050     a) (3,050)  12,713,992
   Accumulated comprehensive
    income (loss)                     (103,342)            0                   (103,342)
   Accumulated deficit             (12,245,824)       (3,000)    a)  3,000  (12,245,824)
                                  --------------------------------------------------------
        Total stockholders' equity     367,132           600                    367,132
<P>
Total Liabilities and
 Stockholders' Equity                 $775,915        $1,100                   $776,415
                                  ========================================================

<P>
               Eurosoft Corporation
     Proforma Consolidated Statements of Operations
            and Comprehensive Income (Loss)
                   (Unaudited)
         For the Year Ended December 31, 1999

                                     Eurosoft
                                     Corporation      Amenity
                                                      Zone,      Proforma
                                                      Inc.       Adjustments    Proforma
                                     ----------------------------------------------------
REVENUES
   Software consulting, training,
    Y2K repair                         $836,652             $0                 $ 836,652
   Software resales, PC hardware
    sales                               946,870              0                   946,870
                                     ----------------------------------------------------
          Total revenues              2,783,522              0                 2,783,522
<P>
COST OF SALES
   Cost of sales                        728,285              0                   728,285
                                     ----------------------------------------------------
          Gross margin                2,055,237              0                 2,055,237
                                     ----------------------------------------------------
OPERATING EXPENSES
   Compensation:
       Officers                         346,443              0                   346,443
       Others                           175,904              0                   175,904
       Consultants and others         1,070,524          3,000    a)(3,000)    1,070,524
<P>
   Advertising and marketing             42,981              0                    42,981
   General and administrative           661,845              0                   661,845
   Bad debt provision                     1,288              0                     1,288
   Depreciation                          41,907              0                    41,907
                                      ----------------------------------------------------
          Total operating expenses    2,340,892          3,000                 2,340,892
                                      ----------------------------------------------------
Operating loss                         (285,655)        (3,000)                 (285,655)
                                      ----------------------------------------------------
OTHER INCOME (EXPENSE)
   Gain (loss) on sale of equipment      (5,586)             0                    (5,586)
   Interest income                          447              0                       447
   Foreign currency transaction
    gain (loss)                         (14,896)             0                   (14,896)
   Interest expense                     (14,201)             0                   (14,201)
                                      ----------------------------------------------------
          Total other income (expense)  (34,236)             0                   (34,236)
                                      ----------------------------------------------------
Net loss                              $(319,891)       $(3,000)                $(319,891)
<P>
Other comprehensive income (loss):
<P>
   Foreign currency translation
    gain (loss)                        (105,453)             0                  (105,453)
                                      ----------------------------------------------------
Net comprehensive loss                $(425,344)       $(3,000)                $(425,344)
                                      ====================================================
Net loss per common share$                (0.02)$      (0.0005)                $   (0.02)
                                      ====================================================
Weighted average number of common
 shares outstanding                  22,063,320              0                22,063,320
                                     =====================================================

<P>
                  Eurosoft Corporation
     Notes to Proforma Consolidated Financial Statements
                       (Unaudited)
<P>
(1) Proforma Changes On May 10, 2000, the Company entered into a Share Exchange Agreement with Amenity Zone, Inc., a Florida corporation. The business combination was closed on May 10, 2000 and is accounted for as a purchase. The Company issued 100,000 shares of common stock of the Company, with a fair market value on May 10, 2000 of $35,000, or $0.35 per share. The Company has recognized $34,400 in goodwill, which represents the premium paid in excess of the fair market value of the net assets of Amenity Zone. The Company expects to amortize this goodwill over a maximum of five years.
<P>
(2) Proforma Adjustments
<P>
a) Eliminate investment in subsidiary and subsidiary equity and establish goodwill
<P>
                 EUROSOFT CORPORATION
           Audited Consolidated Financial Statements
       For the Years Ended December 31, 1999 and 1998
<P>
         Unaudited Consolidated Financial Statements
      For the Three Months Ended March 31, 2000 and 1999
<P>
                    TABLE OF CONTENTS
<P>

Independent Auditors' Report                                           F-2
<P>
Consolidated Balance Sheets                                            F-3
<P>
Consolidated  Statements of Operations and Comprehensive Income (Loss) F-4
<P>
Consolidated  Statements of Stockholders' Equity                       F-5
<P>
Consolidated  Statements of Cash Flows                                 F-6
<P>
Consolidated  Notes to the Financial Statements                        F-7

<P>
             INDEPENDENT AUDITORS' REPORT
<P>
The Board of Directors and Stockholders
Eurosoft Corp.
Lake Worth, Florida
<P>
We have audited the accompanying consolidated balance sheets of Eurosoft Corp., as of December 31, 1999 and 1998, and the related consolidated statements of operations and comprehensive income (loss), stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion of these consolidated financial statements, based on our audits.
<P>
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of financial misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
<P>
In our opinion, the consolidated financial statements referred to above present fairly, in all material respect, the financial position of Eurosoft Corp. as of December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.
<P>
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company incurred significant net losses of approximately $11,858,000 in 1998, and $320,000 in 1999. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
<P>
Durland & Company, CPAs, P.A.
<P>
Palm Beach, Florida
April 11, 2000
<P>
               Eurosoft Corporation
             Consolidated Balance Sheets

                                                    March 31,      December 31,
                                                     2000             1999
                                                    ----------------------------
                                                    (unaudited)
CURRENT ASSETS
   Cash                                              $47,887          $66,035
   Accounts receivable - net of allowance of
    $46,919 and $47,221, respectively                206,888          192,699
   Accounts receivable - related parties              11,991           20,532
   Accounts receivable - projects in process         105,279          170,415
   VAT receivable                                      6,886           16,728
   Government grants receivable                       60,457           60,437
   Prepaid expenses and other current assets           4,057            7,369
                                                   ------------------------------
       Total current assets                          443,445          534,215
                                                   ------------------------------
PROPERTY AND EQUIPMENT
   Automobiles                                       111,434          113,202
   Computer equipment                                110,882          113,259
   Office furniture and equipment                     62,288           63,407
                                                   ------------------------------
   Total property and equipment                      284,604          289,868
   Less: accumulated depreciation                    (90,537)         (84,341)
                                                   ------------------------------
       Total property and equipment                  194,067          205,527
                                                   ------------------------------
OTHER ASSETS
   Deposits                                            1,132            1,173
                                                   ------------------------------
       Total other assets                              1,132            1,173
Total Assets                                     $   638,644          740,915
                                                 ================================
       LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                 $177,221         $174,567
   Accounts payable - related parties                     57              568
   Accrued salaries and payroll taxes                182,858          144,037
   Current portion of long-term debt                  61,137           44,566
   Accrued expenses                                    3,034           11,543
                                                  -------------------------------
       Total current liabilities                     424,307          375,281
                                                  -------------------------------
LONG-TERM DEBT                                         7,082           33,502
                                                  -------------------------------
Total Liabilities                                    431,389          408,783
                                                  -------------------------------
STOCKHOLDERS' EQUITY
   Preferred stock, $0.0001 par value,
    10,000,000 shares authorized;
    0 shares outstanding at March 31, 2000
    and December 31, 1999                                  0                0
   Common stock, $0.0001par value,
    50,000,000 shares authorized;
    22,963,320 outstanding at March 31, 2000
    and December 31, 1999                              2,296            2,296
   Additional paid-in capital                     12,679,002       12,679,002
   Accumulated comprehensive income (loss)          (110,577)        (103,342)
   Accumulated deficit                           (12,363,466)     (12,245,824)
                                                --------------------------------
       Total stockholders' equity                    207,255          332,132
                                                --------------------------------
Total Liabilities and Stockholders' Equity          $638,644         $740,915
                                                ================================

<P>
             Eurosoft Corporation
    Consolidated Statements of Operations
        and Comprehensive Income(Loss)

                                             Year Ended               Three Months Ended
                                            December 31,                   March 31,
                                          1999          1998          2000          1999
                                          -----------------------------------------------
                                                                   (unaudited) (unaudited)
REVENUES
  Software consulting, training,
   Y2K repair                         $1,836,652   $1,052,779       $36,420     $217,383
  Software resales, PC
   hardware sales                        946,870      174,053       107,053      338,709
                                    -----------------------------------------------------
            Total revenues             2,783,522    1,226,832       143,473      556,092
                                    -----------------------------------------------------
COST OF SALES
   Cost of sales                         728,285      133,887        91,975      260,517
                                    -----------------------------------------------------
           Gross margin                2,055,237    1,092,945        51,498      295,575
<P>
OPERATING EXPENSES
    Compensation:
        Officers                         346,443      244,218        62,585       83,304
        Others                           175,904      304,050         9,060       21,878
        Consultants and others         1,070,524    1,150,561        22,875       82,786
    Advertising and marketing             42,981   10,407,002         4,285        4,410
    General and administrative           661,845      777,711        59,428      209,523
    Bad debt provision                     1,288       47,322             0            0
    Depreciation                          41,907       75,903         8,134       12,588
                                    -----------------------------------------------------
          Total operating expenses     2,340,892   13,006,767       166,367      414,489
                                    -----------------------------------------------------
 Operating loss                         (285,655) (11,913,822)     (114,869)    (118,914)
                                    -----------------------------------------------------
OTHER INCOME (EXPENSE)
   Gain(loss) on sale of equipment        (5,586)           0             0       (8,073)
   Interest income                           447            0           214          235
   Foreign currency transaction
    gain (loss)                          (14,896)           0           (37)        (114)
   Interest expense                      (14,201)     (22,726)       (2,950)      (2,575)
                                    -----------------------------------------------------
    Total other income and expense       (34,236)     (22,726)       (2,773)     (10,527)
                                    -----------------------------------------------------
Net loss                             $  (319,891) (11,857,898)    $(117,642)   $(129,441)
<P>
Other comprehensive income(loss):
    Foreign currency translation
     gain (loss)                        (105,453)       5,741        (7,235)     (69,845)
                                   ------------------------------------------------------
Net comprehensive loss                  (425,344)$(11,852,157)    $(124,877)   $(199,286)
                                   ======================================================
Net loss per common share          $       (0.02)$      (0.53)    $   (0.01)   $   (0.01)
                                   ======================================================
Weighted average number of common
 shares outstanding                   22,963,320   22,276,892    22,963,320   22,963,320
                                   ======================================================

The accompanying notes are an integral part of these financial statements.
<P>
Eurosoft Corporation
Consolidated Statement of Stockholders' Equity

                                    Common Stock                     Accumulated
                                    ------------         Additional  Comprehensive
                                 Number       Par        Paid-In     Income
                                 Of Shares   Value       Capital     (Loss)
                                ------------------------------------------------------
BEGINNING BALANCE,
 December 31, 1997                4,000,000    $400       $49,800     $(3,630)
Year ended December 31, 1998:
-----------------------------
Shares contributed to company    (1,900,000)   (190)          190           0
Shares issued for services          625,000      63        14,937           0
Shares issued for acquisitions   19,474,070   1,947    11,294,151           0
Shares canceled                  (2,800,000)   (280)          280           0
Shares issued for cash            3,490,000     349      789,651            0
Foreign currency translation
 gain (loss)                              0       0            0        5,741
Net loss                                  0       0            0            0
                                -------------------------------------------------------
BALANCE, December 31, 1998       22,889,070   2,289   12,149,009        2,111
Year ended December 31, 1999:
-----------------------------
Shares issued for cash               74,250       7      529,993            0
Foreign currency translation
 gain (loss)                              0       0            0     (105,453)
Net loss                                  0       0            0            0
                                -------------------------------------------------------
BALANCE, December 31, 1999       22,963,320   2,296   12,679,002     (103,342)
<P>
Three Months ended March 31, 1999: (unaudited)
---------------------------------
Foreign currency translation
 gain (loss)                              0       0            0       (7,235)
Net loss                                  0       0            0            0
                                -------------------------------------------------------
BALANCE, March 31, 1999
 (unaudited)                     22,963,320  $2,296  $12,679,002    $(110,577)
                                =======================================================

<P>
           Eurosoft Corporation
Consolidated Statement of Stockholders' Equity
                CONTINUED

                                                          Total
                                   Accumulated          Stockholders
                                     Deficit              Equity
                                ------------------------------------------------------
BEGINNING BALANCE,
 December 31, 1997                $   (68,034)          (21,464)
Year ended December 31, 1998:
-----------------------------
Shares contributed to company               0                 0
Shares issued for services                  0            15,000
Shares issued for acquisitions              0        11,296,098
Shares canceled                             0                 0
Shares issued for cash                      0           790,000
Foreign currency translation                0             5,741
 gain (loss)                      (11,857,899)      (11,857,899)
Net loss
                                -------------------------------------------------------
BALANCE, December 31, 1998        (11,925,933)          227,476
Year ended December 31, 1999:
-----------------------------
Shares issued for cash                      0           530,000
Foreign currency translation
 gain (loss)                                0          (105,453)
Net loss                             (319,891)         (319,891)
                                -------------------------------------------------------
BALANCE, December 31, 1999        (12,245,824)          332,132
<P>
Three Months ended March 31, 1999: (unaudited)
---------------------------------
Foreign currency translation
 gain (loss)                                0            (7,235)
Net loss                             (117,642)         (117,642)
                                -------------------------------------------------------
BALANCE, March 31, 1999
 (unaudited)                     $(12,363,466)       $  207,255
                                =======================================================
The accompanying notes are an integral part
of these financial statements.

<P>
Eurosoft Corporation
    Consolidated Statements of Cash Flows

                                             Year Ended               Three Months Ended
                                            December 31,                   March 31,
                                          1999          1998          2000          1999
                                          -----------------------------------------------
                                                                   (unaudited) (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                $(319,891)  $(11,857,898)  $(117,642)  $(129,441)
Adjustments to reconcile net loss to
 net cash used by operating
 activities:
     Depreciation                          41,907         75,903       8,134      12,588
     Allowance for doubtful accounts        1,106         47,322           0           0
     Common stock issued for services           0         15,000           0           0
     Loss on sale of property and
      equipment                             5,586              0           0       8,073
Changes in operating assets and liabilities:
     (Increase) decrease in accounts
       receivable                          12,227         23,672     (13,886)    (75,396)
     (Increase) decrease in accounts
       receivable - related parties       (17,298)        47,469       8,541       3,093
     (Increase) decrease in accounts
      receivable - projects in process     77,459       (221,832)     65,136     139,299
     (Increase) decrease in deposits        8,127         (7,640)          0       4,769
     (Increase) decrease in VAT
       receivable                         (16,728)             0       9,842      (4,786)
     (Increase) decrease in Government
       grants receivable                  (60,437)             0         (20)   (108,299)
     (Increase) decrease in prepaid
       expenses and other assets           30,962         24,514       3,312      37,970
     Increase (decrease) in accounts
      payable                             (83,079)        75,743       2,654     (65,501)
     Increase (decrease) in accounts
      payable - related parties          (133,208)      (281,995)       (511)   (113,026)
     Increase (decrease) in accrued
       expense                            (37,384)        44,358      (8,508)    (40,230)
     Increase (decrease) in accrued
      salaries and payroll taxes            7,567        (11,211)     38,821      17,342
     Increase (decrease) in deferred
      revenue                              (6,238)         6,238           0       6,238
     (Increase) decrease foreign
       currency translation gain (loss)  (105,453)         5,741      (5,518)    (71,350)
                                       ---------------------------------------------------
Net cash  provided (used) by
 operating activities                    (594,775)   (12,014,616)     (9,645)   (378,657)
                                       ---------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Sale of property and equipment             0              0           0           0
     Acquisition of property
      and equipment                       (12,783)      (154,147)          0           0
                                      ----------------------------------------------------
Net cash (used) by investing activities   (12,783)      (154,147)          0           0
                                      ----------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Issuance of debt                            0              0           0           0
    Repayment of debt                     (23,925)       (21,398)     (8,503)     (7,415)
    Stock subscriptions receivable              0              0           0    (190,134)
    Issuance of common stock for cash     530,000     11,981,431           0     530,000
                                      ----------------------------------------------------
Net cash provided (used) by
 financing activities                     506,075     11,960,033      (8,503)    332,451
                                      ----------------------------------------------------
Net increase (decrease) in cash
 and equivalents                         (101,483)      (208,730)    (18,148)    (46,206)
CASH and equivalents, beginning
 of period                                167,518        376,248      66,035     167,518
                                      ----------------------------------------------------
CASH and equivalents, end of period       $66,035       $167,518     $47,887    $121,312
                                      ====================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:
      Interest paid in cash               $14,201        $22,726      $2,950      $2,575
                                      ====================================================
Non-Cash Financing Activities:
   Acquisition of property and
    equipment by assumption of debt            $0       $143,785          $0          $0
                                      ====================================================
   Sale of property and equipment by
    receiving accounts
    receivable - related party            $10,204             $0          $0          $0
                                      ====================================================

<P>
The accompanying notes are an integral part
of these financial statements.
<P>
                  Eurosoft Corporation
        Notes to Consolidated  Financial Statements
    (Information with respect to the three months ended
     March 31, 2000 and 1999 is unaudited)
<P>
(1)  Summary of Significant Accounting Principles
<P>
     The Company  Eurosoft Corporation (the Company) is a
     -----------
Florida corporation specializing in computer software consulting, training and Y2K repair. The Company also acts as a computer software reseller as well as constructs PCs on a custom order basis. The Company maintains its executive offices in Lake Worth, Florida and has operating subsidiaries in Londonderry, Northern Ireland, Helsinki, Finland, and Darmstadt, Germany. The Company was incorporated on September 15, 1997, under the laws of the State of Florida.
<P>
     The consolidated financial statements have been prepared in conformity with generally accepted accounting principles. The following summarize the more significant accounting and reporting policies and practices of the
Company:
<P>
     a) Basis of presentation The Company acquired NewSoft,
        ---------------------
GmbH, a German corporation, Do It Development International, OY, a Finnish corporation, Millennium Three Solutions, Ltd, a Northern Ireland Corporation, and Sicor, Inc. a Florida corporation, in stock for stock transactions, in a multiple reverse merger accounted for as a reorganization of the four operating subsidiaries. The consolidated financial statements include the accounts of Newsoft, Do It, Millennium Three and Sicor, its wholly owned subsidiaries. Inter-company accounts and transactions have been eliminated in the consolidation.
<P>
     b) Revenue recognition  For the Company's software
        -------------------
consulting, training and Y2K repair operations, the Company records revenue as the project proceeds on a billed as earned basis. For the software reselling and custom PC construction operations, the Company records revenue when the goods are delivered and accepted by the customer.
<P>
     c) Use of estimates  In preparing the consolidated
        ----------------
financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the statements of financial condition, and revenues and expenses for the year then ended. Actual results may differ significantly from those estimates.
<P>
     d) Net loss per common share Basic net loss per common
        -------------------------
share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period.
<P>
     e) Property and equipment All property and equipment
        ----------------------
are recorded at cost and depreciated over their estimated useful lives, using the straight-line method. Upon sale or retirement, the costs and related accumulated depreciation are eliminated from their respective accounts, and the resulting gain or loss is included in the results of operations. Repairs and maintenance charges which do not increase the useful lives of the assets are charged to operations as incurred.
<P>
     f) Advertising costs The company expenses the costs of
        -----------------
advertising the first time the advertising takes place.
<P>
     g) Interim financial information The financial
        -----------------------------
statements for the three months ended March 31, 2000 and 1999 are unaudited and include all adjustments which in the opinion of management are necessary for fair presentation, and such adjustments are of a normal and recurring nature. The results for the three months are not indicative of a full year results.
<P>
(2) Significant Acquisitions The Company acquired 100% of the issued and outstanding common stock of Newsoft, in exchange for 550,000 shares of common stock of the Company, 500,000 shares of common stock of Sicor, which became 1,000,000 shares of the Company, and a $300,000 cash investment in Newsoft. The Company acquired 100% of the issued and outstanding stock of Do It in exchange for 1,000,000 shares of common stock of the Company, and $100,000 in cash. The Company acquired 100% of the issued and outstanding common stock of Millennium Three in exchange for 4,000,000 shares of common stock of the Company and a $500,000 cash investment in Millennium Three. The Company acquired 100% of the issued and outstanding common stock of Sicor in exchange for 25,922,070 shares of common stock of the Company. The acquisitions were a multiple reverse merger accounted for as a reorganization of the four operating subsidiaries.
<P>
                Eurosoft Corporation
       Notes to Consolidated  Financial Statements
<P>
(3) Stockholders' Equity The Company has authorized 50,000,000 shares of $0.0001 par value common stock and 10,000,000 shares of $0.0001 par value preferred stock. Rights and privileges of the preferred stock are to be determined by the Board of Directors prior to issuance. At inception, the Company issued 2,000,000 shares to the founders for services valued at par. In 1997 the Company issued 2,000,000 shares in exchange for $50,000 in cash. In 1998 the Company issued 625,000 shares for services valued at $15,625. In 1998 the Company issued 3,490,000 shares for $790,000 in cash. In 1998 the Company issued 550,000 shares in connection with the acquisition of Newsoft, 1,000,000 shares for Do It, 4,000,000 for Millennium Three, and 19,472,070 for Sicor. 1,900,000 shares were contributed back to the Company and 2,800,000 shares previously owned by Sicor were retired at acquisition date. In 1999, the Company issued 74,250 shares in exchange for $530,000 in cash.
<P>
(4) Income Taxes The Company has a consolidated met operating loss carryforward for US income tax purposes, amounting to $12,092,000 at December 31, 1999, expiring $68,000 at December 31, 2014, $11,858,000 at December 31,
2018 and $166,000 at December 31, 2019. There may be certain limitations on the Company's ability to utilize the loss carry-forwards due to the change in control of the subsidiaries where the losses were incurred. At December 31, 1999, the Company had approximately $60,300 in operating loss carryforward for Finnish income tax purpose, $118,700 in Northen Ireland, and $5,700 in Germany. At December 31, 1999, the Company has a deferred U.S. tax asset of approximately $4,757,000, for which the Company has established a 100% valuation allowance, as the Company has no history of profitable operations.
<P>
(5) Commitments and Contingencies The Company is committed to operating leases in Northern Ireland, Germany and Finland. Under the exchange rates in effect at December 31, 1999, the Company is obligated to lease payments totaling $71,300 in 2000, $20,500 in 2001, $4,100 in 2002, $1,000 in
2003 and $0 thereafter, for an aggregate commitment of $96,900. The Company's office space in the US and Finland are leased under month to month lease agreements.
<P>
     The Company is also obligated under two employment agreements with an officer and another employee for $72,700 and $56,600 per year at exchange rates in effect at December 31, 1999, for a total remaining commitment at December 31, 1999 of $258,600.
<P>
(6) Advertising and Marketing In 1998, the Company undertook a very extensive and expensive advertising and marketing campaign with the expectation of generating substantial revenue from Y2K consulting and repair. This campaign failed to generate any material revenues or contracts beyond that which the Company's existing personnel were able to generate from their personal efforts. The Company expended approximately $10.5 million on this campaign.
<P>
(7) VAT Tax Receivable   In Germany, Finland and Northern
Ireland, as in many other countries, the government charges a Value Added Tax, (VAT), that is similar in nature to sales tax in the U.S. There are three major differences. First is that VAT is charged at each point of sale. Second is that there are no exemptions from the collection of VAT. Finally, each company files a VAT return with the government monthly reflecting the gross VAT collected and VAT paid. If the VAT paid is greater than the amount collected, the Company receives a refund from the government approximately two to five months later.
<P>
(8) Going Concern As reflected in the accompanying financial statements, the Company incurred a significant net loss of approximately $11,858,000 in 1998, and $320,000 in 1999, resulting in an accumulated deficit of approximately $12,092,000 at December 31, 1999. The ability of the Company to continue as a going concern is dependent upon achieving profitability in its ongoing operations and potentially obtaining additional capital and/or financing. The Company is currently seeking to raise additional equity in order to expand its existing operations. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.
<P>
Index to Exhibits
-----------------
<P>
2.1 Stock Acquisition and Reorganization Agreement by and among Eurosoft Corporation and Amenity Zone, Inc. dated May 10, 2000.
<P>
3.1     Articles of Incorporation of Eurosoft Corporation as
        amended.
<P>
3.2 By-Laws of Eurosoft Corporation (f/k/a Stragic Information Management Incorporated).
<P>
17.1    Resignation Letter of Mark A. Mintmire
<P>
27.1.   Financial Data Schedule.
<P>
                        SIGNATURES
<P>
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
<P>
                         Eurosoft Corporation,
                         a Florida corporation
<P>
DATED: May 18, 2000      By: s/s William H. Luckman
                         -------------------------------
                                 William H. Luckman
                                 Senior Vice President
<P>